EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SS.1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, John Gentile, Interim President, Chief Operating Officer and principal executive officer of Essential Reality, Inc. a Nevada corporation (the "Company"), does hereby certify, to his knowledge, that: The Annual Report on Form 10-KSB for the year ended December 31, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              /s/ John Gentile
                              --------------------------------------
                              John Gentile,  Interim  President,
                              Chief Operating  Officer and Director
                              (principal executive officer)

June 29, 2004